UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 3, 2026
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Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2026, Lifetime Brands, Inc. (the “Company”) issued a press release announcing the Company’s results for the third quarter ended September 30, 2026. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 8.01. Other Events.
On November 3, 2026 (the “Effective Date”), the Company announced that its Board of Directors (the “Board”) authorized an increase to the Company’s previously-authorized share repurchase program (the “Repurchase Program”) such that the amount of the Company’s common stock, $0.01 par value per share (the “Common Stock”), available for repurchase as of the Effective Date is $20 million (exclusive of fees and commissions).
Under the Repurchase Program, the Company may repurchase its Common Stock through a variety of methods, including open market purchases, which may or may not be pursuant to Rule 10b5-1 trading plans, privately negotiated transactions, accelerated share repurchases, block trades, tender offers, or any combination of such methods. The timing and amount of shares of Common Stock that may be repurchased under the Repurchase Program will depend on a variety of factors including, but not limited to, the share price, market conditions, corporate considerations, business opportunities, debt agreements, and regulatory requirements. The Repurchase Program does not have an expiration date and may be amended or terminated by the Board at any time without prior notice. Prior to the Effective Date, there was approximately $11.1 million available for repurchase under the Repurchase Program.
As of October 31, 2026, there were 22,984,460 shares of Common Stock outstanding.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Index

Exhibit No.
99.1	Press release dated November 5, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

Date: November 5, 2026	By:	/s/ Laurence Winoker
Laurence Winoker Executive Vice President, Treasurer and Chief Financial Officer